UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       Date of Report: September 22, 2005
              (Date of Earliest Event Reported) September 19, 2005

                           CYBER DEFENSE SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)

            Florida                     333-46424                55-0876130
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

      10901 Roosevelt Boulevard, Suite 100-D, St. Petersburg, Florida 33716
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (727) 577-0873

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

      On September 19, 2005, Cyber Defense Systems, Inc. (the "Company") issued a press release announcing its exercise of an option to merge with Techsphere Systems International, Inc. ("TSI") pursuant to a plan of reorganization and agreement of merger, dated as of September 19, 2005 among Cyber Acquisition Sub, Inc., an Oklahoma corporation ("Sub"), TSI, the Company, and the persons listed on Exhibit 3.2(a) thereto, constituting all of the holders of the issued and outstanding capital stock of TSI, of which Mike Lawson, Frank Lively, Ed Pickett, Keith Vierela and John Youngbeck are hereinafter referred to as the "Active Shareholders."

      At the effective time of the merger, Sub merged into TSI (the "Merger"), the separate existence of Sub ceased, and TSI became the surviving corporation. In connection with the Merger, the Company issued to the Active Shareholders a total of 23,076,923 shares of its Class A Common Stock and 245,455 shares of its Class B Common Stock for all of the issued and outstanding stock of TSI.

      In addition, the Company has entered into employment agreements with each of the Active Shareholders. A copy of each such agreement is attached hereto as Exhibits 99.5 through 99.9.

Item 9.01 Financial Statements and Exhibits.

(a)   TO BE PROVIDED BY AMENDMENT.

(b)   TO BE PROVIDED BY AMENDMENT.

(c)   Exhibits

      The following documents are included as exhibits to this Form 8-K. Those exhibits below incorporated by reference herein are indicated as such by the information supplied in the parenthetical thereafter. If no parenthetical appears after an exhibit, such exhibit is filed or furnished herewith.

         Exhibit
         Number   Description
         ------   -----------

         99.1     Press Release
         99.2     Plan of Reorganization and Agreement of Merger
                  (without schedules)
         99.3     TSI Articles of Incorporation
         99.4     TSI Bylaws
         99.5     Lawson Employment Agreement
         99.6     Lively Employment Agreement
         99.7     Youngbeck Employment Agreement
         99.8     Vierla Employment Agreement
         99.9     Pickett Employment Agreement

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              CYBER DEFENSE SYSTEMS, INC.

                              By:       /s/ William C. Robinson
                                        ----------------------------------------
                                        William C. Robinson
                                        Chairman, Chief Executive Officer and
                                        Chief Financial Officer

Dated: September 22, 2005